Exhibit 10.41

Confidential

ADDENDUM NO. 18

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont Software and Type Software Agreement, Agreement No. 1291-D93, as amended from time to time; (“Agreement”) dated August 15, 1991, by and between Monotype Imaging Corporation (“MTI”), formally known as Agfa Monotype Corporation (“Agfa”) and Lexmark International Inc. (“Lexmark”).

WHEREAS MTI has provided pricing in Addendum No. 13, dated May 30, 2005, this Addendum No. 18 is put in place to confirm the pricing provided in Addendum No. 13 is retroactive to January 1, 2005. The pricing established in Addendum No. 13 did apply to products shipped by Lexmark beginning January 1, 2005.

Except as provided herein, all the terms and conditions of the Agreement, as previously amended, shall apply with equal force and effect to the Licensed Software licensed hereunder.

This Addendum is executed and will be effective as of March 30, 2007.

MONOTYPE IMAGING CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Douglas J. Shaw	/s/ Alan Tippett
Signature	Signature

President & CEO	Commodity Manager
Title	Title

Douglas J. Shaw	Alan Tippett
Print Name	Print Name

6/13/07	May 10, 2007
Date	Date

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as /*Confidential Treatment Requested*/. A complete version of this exhibit has been filed seperately with the Securities and Exchange Commission.

ADDENDUM NO. 19

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont Software and Type Software Agreement, Agreement No. 1291-D93, as amended from time to time; (“Agreement”) dated August 15, 1991, by and between Monotype Imaging Corporation (“MTI”), formally known as Agfa Monotype Corporation (“Agfa”) and Lexmark International Inc. (“Lexmark”).

WHEREAS MTI has developed certain technology described in Section 1 of the Agreement, and for the purposes of this Addendum No. 19, such technology is defined and referred to as the “Licensed Software”; and

WHEREAS Lexmark desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Lexmark Developers, Lexmark Distributors, Lexmark OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree that the Agreement shall be amended as follows:

1. Definitions: following definitions are hereby added to Section 1 of the Agreement.

(bi) BatangChe subset – The BatangChe subset of 236 characters in TrueType format are to be used only in conjunction with /*Confidential Treatment Requested*/ printers when provided to /*Confidential Treatment Requested*/. This font data will be for use on up to, but not to exceed, /*Confidential Treatment Requested*/ devices and can only be used on /*Confidential Treatment Requested*/ printers.

2. Addition to Schedule 2:

2.10 Add /*Confidential Treatment Requested*///*Confidential Treatment Requested*/ BatangChe font pricing as follows:

“Lexmark will pay Monotype Imaging a total of /*Confidential Treatment Requested*/ for the 236 characters required for printing predetermined phrases for pharmacy bottle labels.”

Except as provided herein, all the terms and conditions of the Agreement, as previously amended, shall apply with equal force and effect to the Licensed Software licensed hereunder.

This Addendum is executed and will be effective as of April 20, 2007.

MONOTYPE IMAGING CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Douglas J. Shaw	/s/ Renee Drummer
Signature	Signature

President & CEO	Indirect Global Commodity Manager
Title	Title

Douglas J. Shaw	Renee Drummer
Print Name	Print Name

July 9, 2007	6/26/2007
Date	Date

ADDENDUM NO. 20

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont Software and Type Software Agreement, Agreement No. 1291-D93, as amended from time to time; (“Agreement”) dated August 15, 1991, by and between Monotype Imaging Corporation (“MTI”), formally known as Agfa Monotype Corporation (“Agfa”) and Lexmark International Inc. (“Lexmark”).

WHEREAS MTI has developed certain technology described in Section 1 of the Agreement, and for the purposes of this Addendum No. 20, such technology is defined and referred to as the “Licensed Software”; and

WHEREAS Lexmark desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Lexmark Developers, Lexmark Distributors, Lexmark OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree that the Agreement shall be amended as follows:

1. Schedule 2, Development Fees/Type Software. Shall be modified to add the following at the end of Section 17 of Schedule 2:

“(xii) Customer shall pay MTI the sum of /*Confidential Treatment Requested*/ after the execution of Addendum #20 for the development of the Western, Hebrew, Arabic, Chinese, Korean, and Japanese) bitmap (font) using Monotype Sans Stroke font as the source:

1.	25,172 total characters

2.	BDF format at a width of 14 and height of 14

3.	Up to 3,306 hand tuned characters can be provided

The development charge for this 14 X 14 bitmapped operator panel font is /*Confidential Treatment Requested*/. /*Confidential Treatment Requested*/.

Except as provided herein, all the terms and conditions of the Agreement, as previously amended, shall apply with equal force and effect to the Licensed Software licensed hereunder.

This Addendum is executed and will be effective as of June 29, 2007.

MONOTYPE IMAGING INC.		LEXMARK INTERNATIONAL, INC.

/s/ Douglas J. Shaw		/s/ Renee Drummer
Signature		Signature

President & CEO		Indirect Global Commodity Manager
Title		Title

Douglas J. Shaw		Renee Drummer
Print Name		Print Name

Date:	7/9/2007	Date:	6/26/2007

ADDENDUM NO. 21

To The Intellifont Software and Type Software Agreement

Agreement No. 1291-D93

This is an Addendum to that certain Intellifont Software and Type Software Agreement, Agreement No. 1291-D93, as amended from time to time; (“Agreement”) dated August 15, 1991, by and between Monotype Imaging Corporation (“MTI”), formally know as Agfa Monotype Corporation (“Agfa”) and Lexmark International Inc. (“Lexmark”).

WHEREAS MTI has developed certain technology described in Section 1 of the Agreement, and for the purposes of this Addendum No. 21, such technology is defined and referred to as the “Licensed Software”; and

WHEREAS Lexmark desires to obtain a license to use, to have used, to reproduce, to have reproduced and to distribute, to have distributed to End Users, Lexmark Developers, Lexmark Distributors, Lexmark OEMs, and Third Party Developers the Licensed Software.

NOW, THEREFORE, the parties agree that the Agreement shall be amended as follows:

1. Schedule 2, Development Fees/Type Software. Shall be modified to add the following at the end of Section 17 of Schedule 2:

“(xiii) Customer shall pay MTI the Sum of /*Confidential Treatment Requested*/ after the execution of Addendum #21 for the development of the Chinese (and Western, Korean and Japanese) bitmap (font) using Monotype Sans Stroke font as the source:

1.	21,354 total characters

2.	BDF format at a width of 54 and height of 36 with 3 pixel vertical stems

3.	Up to 2,750 hand tuned characters including Hebrew and Arabic

The development charge for this 54 X 36 bitmapped operator panel font is /*Confidential Treatment Requested*/. /*Confidential Treatment Requested*/.

Except as provided herein, all the terms and conditions of the Agreement, as previously amended, shall apply with equal force and effect to the Licensed Software licensed hereunder.

This Addendum is executed and will be effective as of November 30, 2007.

MONOTYPE IMAGING CORPORATION	LEXMARK INTERNATIONAL, INC.

/s/ Douglas J. Shaw	/s/ Anthony Delgado
Signature	Signature

President & CEO	IBM Global Commodity Manager
Title	Title

Douglas J. Shaw	Anthony Delgado
Print Name	Print Name
Date: December 17, 2007	Date: 12/6/2007